Corporate Overview March 2017 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, pre-clinical and clinical development activities, plans and projected timelines for tipifarnib, KO-947 and KO-539, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our future preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; we may not be able to obtain additional financing.   New risk factors and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investment Opportunity: Kura Oncology Product candidates focused on indications with significant sales potential to support future commercial build out Lead program, tipifarnib, in multiple Phase 2 trials Multiple data readouts anticipated in 2017 with potential to initiate first pivotal study in 2018 Pipeline programs advancing Solid financials with $74.6M cash as of Sept. 30, 2016*; resources expected to fund current operations into 2018 * Includes Cash, Cash Equivalents, and Short-Term Investments

Precision Medicines in Cancer Treatment Source: www.cancer.gov Discovery and development of targeted therapies that treat cancer based upon the specific molecular or genetic characteristics of the patient’s tumor ADVANTAGES: High translatability from preclinical to clinical studies Leverage clinical and pathology trends towards comprehensive tumor profiling Potential to drive enhanced efficacy and better tolerability Potential for expedited clinical development

Rapid Progress Since Inception and Multiple Near-term Milestones 2015 2016 2017 2018 Initiated P2 HRAS trial for tipifarnib Listed on NASDAQ Initiated P2 PTCL trial Initiated P2 lower-risk MDS trial Reported positive preliminary data from P2 HRAS trial IND accepted for KO-947 KO-539 selected as development candidate (ANTICIPATED) (ANTICIPATED) 1H 2017 Initiated P2 CMML trial Initiate P1 trial for KO-947 Translational data for tipifarnib, KO-947 and KO-539 Additional data from P2 HRAS trial Data from PTCL P2 trial 2H 2017 Additional data from P2 HRAS trial Data from lower-risk MDS trial Potential to initiate first pivotal trial for tipifarnib Data from P2 CMML trial Phase 1 data from KO-947 Initiate P1 trial for KO-539

Pipeline of Selective Drug Candidates For Genetically Defined Cancers STAGES OF DEVELOPMENT PROGRAM PRECLINICAL PHASE 1 PHASE 2 ANTICIPATED MILESTONES Tipifarnib (Farnesyl Transferase Inhibitor) Data updates in 1H and 2H 2017 Data in 1H 2017 Data in 2H 2017 Data in 1H 2018 KO-947 (ERK Inhibitor) Phase 1 Initiation in 1H 2017 KO-539 (Menin-MLL Inhibitor) Phase 1 Initiation in 2018 HRAS Mutant Solid Tumors Peripheral T-cell Lymphomas Lower-risk Myelodysplastic Syndromes Chronic Myelomonocytic Leukemia

Tipifarnib (Farnesyl Transferase Inhibitor)

Tipifarnib: A Drug Candidate Developed Ahead of Its Time Targeted therapy developed before the advent of personalized medicine approaches Extremely potent and highly selective inhibitor of protein farnesylation In-licensed from Janssen CAPITALIZING ON PREVIOUS CLINICAL EXPERIENCE > 5,000 patients treated Manageable safety profile as single agent therapy Objective responses observed with evidence of durable clinical benefit GOALS TO ADVANCE AS A PRECISION MEDICINE Confirm clinical activity Validate biomarker hypotheses Optimize dose and schedule Build data package supporting advancement to pivotal study

Mechanism of Action of Tipifarnib Farnesyl transferase (FT) enzyme attaches farnesyl group to proteins, facilitating localization to the inner membrane of the cell FT targets include members of the Ras superfamily (KRAS/NRAS/HRAS) and other proteins critical for cell signaling Blocking farnesylation prevents HRAS membrane localization, whereas KRAS and NRAS have an alternate pathway in geranylgeranylation Farnesyl transferase Geranylgeranyl transferase Alternative prenylation of KRAS and NRAS Tipifarnib KRAS NRAS HRAS Cell membrane KRAS NRAS Tipifarnib may mediate TGI by inhibiting uniquely farnesylated proteins such as HRAS

Multiple Shots on Goal Position Tipifarnib Favorably For a First Pivotal Trial 4 ONGOING KURA PHASE 2 TRIALS SUCCESS CRITERA OUTCOME: 1 OR MORE PIVOTAL TRIALS Biomarker validation Evidence of durable, clinical benefit Sufficient ORR Potential for rapid clinical development Opportunity to move into earlier lines of therapy Attractive U.S. oncology commercial market Potential for regulatory exclusivity and/or patent protection HRAS Mutant Tumors PTCL Lower-risk MDS CMML Potential Pivotal Trial Objective responses with evidence of durable clinical benefit previously observed in each of the disease indications

Phase 2 Trial in HRAS Mutant Solid Tumors RATIONALE: Preclinical data supports role of HRAS as a tumor oncogene Murine models suggested tumor growth inhibition Small Phase 2 trial to evaluate whether HRAS mutant tumors would respond to tipifarnib and nature of response (regression versus disease stabilization) DESIGN OF CURRENT PHASE 2 CLINICAL TRIAL: 36 patient study in two 18-patient cohorts with a Simon two-stage design Cohort 1: HRAS mutant thyroid cancers Cohort 2: HRAS mutant solid tumors Two responses required in stage 1 (n = 11) to enroll stage 2 (n=7) Primary objective: ORR Stage 2 of Cohort 2 focused on HRAS mutant SCCHN

Preliminary Phase 2 Data Supports HRAS Hypothesis For Tipifarnib Squamous cell carcinomas of the head and neck (SCCHN) Salivary gland tumors (SGT) 12/22/2015 (C4 D22) 08/17/2015 (Baseline) Study has proceeded to 2nd stage for cohort 2 and been amended to enroll additional 7 patients with HRAS mutant SCCHN Cohort 1 in HRAS mutant thyroid carcinomas still enrolling in 1st stage Generally well tolerated, AEs consistent with the known safety profile Encouraging signals of clinical activity, in patients with HRAS mutant SCCHN *Preliminary data from Cohort 2, Stage 1, as of 2/28/2017 Patient 005-005 CT scans courtesy of Dr. Ho, MSKCC

HRAS Mutant Squamous Tumors Appear More Sensitive to Tipifarnib than to SOC


CLINICAL DATA*
Patient 005-005
(metastatic tracheal tumor)
~ 6 mos. SD (systemic)
Cetuximab/Carboplatin/ paclitaxel/RT
~ 8 mos. SD
PD
PR C2
Tipifarnib
Ongoing in C19
Patient 005-007
(oral cavity SCCNH)
Cetuximab
PD C2
SD C2
SD C6
Tipifarnib
Censored
Patient 005-009
(oral cavity SCCNH)
Cetuximab/ Paclitaxel
PD C2
PR C2
Tipifarnib
Ongoing in C12


PRECLINICAL DATA
HN3504 HRAS K117N
Tumor Volume (mm³)
800
600
400
200
0
0
10
20
30
Study Days


HN2606 HRAS G13R
1500
1000
500
0
0
10
20
30
40
Study Days
Vehicle
Tipifarnib
Cetuximab, 1 mg QW
Methotrexate, 10 mg/kg BIW

- *Data source: Kura Oncology*

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KURA ONCOLOGY

*Preliminary data from Cohort 2, Stage 1, as of 2/28/2017

HRAS Mutant SCCHN Represents Significant Unmet Medical Need

- SCCHN comprises different malignant tumors that develop in or around the throat, larynx, nose, sinuses, and mouth.
- Estimated incidence of SCCHN in the U.S. is 56,000 in 2017
  - Estimated frequency of HRAS mutations in SCCHN patients ~ 5-6%
  - HRAS-mediated resistance to anti-EGFR therapies may drive higher numbers

	Keytruda (Pembrolizumab) Merck	Opdivo (Nivolumab) BMS/ONO Pharma		Erbitux (Cetuximab) Eli Lilly
Efficacy Study	Single Arm[1] N = 174	MTX/Doc/Cetu[2] N = 361		Single Arm[3] N = 103
		Active	Control	
ORR	16%	13.3%	5.8%	13%
Median OS	--	7.5 mo	5.1 mo	--

[1] Keytruda Package Insert
[2] Opdivo Package Insert
[3] J Clin Oncol. 2007 Jun 1;25(16):2171-7

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KURA ONCOLOGY

Phase 2 Trial in HRAS Mutant Solid Tumors EVOLVING SCCHN TREATMENT LANDSCAPE Recruitment of SCCHN patients has become more challenging post-approval of I/O agents I/O agents have become standard-of-care in the U.S. in the overall SCCHN population Post-I/O patients often have very advanced disease KURA IS AGRESSIVELY OPENING EX-U.S. SITES AND IS FACILITATING HRAS SCREENING AT CLINICAL SITES Kura working to open additional clinical sites in Europe and Asia, where I/O agents are not approved/reimbursed Working with academic sites to facilitate screening of tumor samples both in U.S. and ex-U.S Contracting with additional labs to facilitate HRAS testing for sites that do not have sequencing capability

Defined Patient Populations Are Actionable with Targeted Therapies

ONCOGENE	INDICATION	U.S. INCIDENCE	APPROVED DRUGS	2016 REVENUES[1]
Bcr-Abl	CML	~ 9,000	Imatinib, Nilotnib, Dasatinib, Bosutinib, Ponatinib	> $4,000 M
ALK	NSCLC	~ 9,000	Crizotinib, Ceritinib, Alectinib	~ $800M
BRAF	Malignant melanoma	~ 5,000	Vemurafenib, Dabrafinib	~$500M
PARP	Ovarian	~ 3,000	Olaparib, Rucaparib, Niraparib	~$250M

ONCOGENE	INDICATION	U.S. INCIDENCE	DRUG CANDIDATE
IDH1/2	AML	~ 3,000-5,000	AG-120, AG-221, AG-881
TRK+	Various	~1,500-5,000	Larotrectinib, Entrectinib
HRAS	SCCHN Sq-NSCLC	~ 2,800-3,400 ~1,000-1,700	Tipifarnib

[1]2016 global revenue estimates developed by third party market research

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KURA ONCOLOGY

Kura is On Track to Achieve Success Criteria for the First Phase 2 Trial 4 ONGOING KURA PHASE 2 TRIALS SUCCESS CRITERA OUTCOME: 1 OR MORE PIVOTAL TRIALS Biomarker validation Evidence of durable, clinical benefit Sufficient ORR Potential for rapid clinical development Opportunity to move into earlier lines of therapy Attractive U.S. oncology commercial market Potential for regulatory exclusivity and/or patent protection HRAS Mutant Tumors PTCL Lower-risk MDS CMML Potential Pivotal Trial ** ** Potential for registration-enabling study of tipifarnib in relapsed and/or refractory HRAS mutant SCCHN subject to data from 2nd stage of ongoing Phase 2 trial * Kura is currently prosecuting patent applications to cover HRAS indication(s)

Three Additional Tipifarnib Phase 2 Trials Ongoing with 2 Data Readouts Anticipated in 2017

	PTCL	LOWER RISK MDS	CMML
Subjects	n=18 (Potential for expansion to n=30)	n = up to 58	n ~ 20
Primary Endpoints	ORR (IWC)	RBC transfusion independence	ORR using MDS/MPN IWG criteria
Rationale	• Prior Phase 2 experience • Patient biomarker analysis	• Prior Phase 2 experience • Patient biomarker analysis	• Prior Phase 2 experience • Patient biomarker analysis
Biomarkers	Exploratory	NK cell markers, including KIR2DS2	NRAS/KRAS wild-type versus mutant
Est. U.S. Incidence	5,000	9,750	1,100
Milestone	**Data 1H 2017**	**Data 2H 2017**	**Data 1H 2018**

SUCCESS CRITERA

- ❑ Biomarker validation
- ❑ Evidence of durable, clinical benefit
- ❑ Sufficient ORR
- ❑ Potential for rapid clinical development
- ❑ Opportunity to move into earlier lines of therapy
- ❑ Attractive U.S. oncology commercial market
- ❑ Potential for regulatory exclusivity and/or patent protection

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KURA ONCOLOGY

KO-947 (ERK Inhibitor)

KO-947: Potent Inhibitor of Extracellular Signal-regulated Kinase (ERK) Aberrant signaling caused by mutations or dysregulation of the MAPK pathway associated with numerous tumor types Inhibitors of RAF and MEK have validated the MAPK pathway in cancer Competitors have demonstrated clinical activity in selected patients, but it has been challenging to drive durable PD and clinical activity KO-947 Potent and selective ERK inhibitor Prolonged pathway modulation enables intermittent dosing IV route selected for initial clinical study to drive higher dose intensity ERK RAS RAF MEK Nucleus KO-947

KO-947 Demonstrates Prolonged MAPK Pathway Modulation In Vivo Pharmacodynamic Modulation After a Single Oral Dose KRAS H2122 Model 0h 6h 24h 32h 48h 72h 50 mg/kg pRSK 100 mg/kg 200 mg/kg 300 mg/kg 200 mg/kg pRSK pRSK pRSK pRSK GAPDH GAPDH GAPDH GAPDH GAPDH KO-947 GDC-0994 Extended pharmacology of KO-947 supports potential for intermittent dosing schedules Kura Oncology data

KO-947: Translational Research Identified Potential Lead Clinical Indications



MAPK PATHWAY MUTATIONS
MAPK PATHWAY DYSREGULATION
Tumor volume (mm³)
Pancreatic
KRASmut PDAC
KO-947 Q2d
GEM
Lung
KRASmut NSCLC
KO-947 Q2d
KO-947 2Qw
Colorectal
KRASmut CRC
KO-947 Q2d
5-FU
Tumor A
KO-947 Q2d
KO-947 Qd
Tumor B
KO-947 Q2d
KO-947 QW
Tumor C
KO-947 Q2d
KO-947 QW
Treatment time (days)

- Robust anti-tumor activity demonstrated in two broad tumor classes with > 50% response rates in preclinical models
- Potential biomarkers have been identified to support development
- Evaluated KO-947 in 138 PDX models across 20 potential indications

Kura Oncology data

KURA ONCOLOGY

22

KURA is Pursuing a Precision Medicine-Based Approach Toward Development of KO-947 GOAL Indications with potential for single agent activity, enabling accelerated development ADVANTAGES OF A PRECISION MEDICINE-BASED APPROACH High potential for translatability from preclinical to clinical studies Leverage clinical and pathology trends towards comprehensive tumor profiling Meaningful single agent activity may permit more rapid clinical development PHASE 1b/2 PHASE 1 Anticipated 1H 2017 Tumor C PRECLINICAL DATA SUCCESS CRITERA Biomarker validation Evidence of durable, clinical benefit Sufficient ORR Potential for rapid clinical development Opportunity to move into earlier lines of therapy Attractive U.S. oncology commercial market Potential for regulatory exclusivity and/or patent protection

KO-539 (Menin-MLL Inhibitor)

KO-539: Potential First-in-class Inhibitor of the Menin-MLL Interaction Chromosomal translocations of the MLL gene play a causative role in the onset, development and progression of a subset of acute leukemias MLL-r fusion proteins and a similar mutation, MLL partial tandem duplication, drive overexpression of leukemogenic proteins Leukemogenic activity of MLL is critically dependent on binding the protein menin Estimated U.S. incidence of 3,500 patients with MLL-rearranged and MLL-PTD acute leukemias (AML and ALL) Opportunities to target menin dysregulation in additional tumor types Licensed worldwide rights from University of Michigan KO-539

KO-539 Displays Prolonged Efficacy in Xenograft Model


MV4;11 SUBCUTANEOUS MODEL
Dosing Period
Vehicle control
KO-539 50mg/kg/qd
KO-539 100mg/kg/qd
Mean tumor volume (mm3) + SEM
3000
2500
2000
1500
1000
500
0
0
10
20
30
40
50
60
Days

In Vitro Potency	KO-539
Cell Lines with MLL Fusions as drivers (GI_{50})	
MV4;11 (MLL-AF4)	15 nM
MOLM13 (MLL-AF9)	7 nM
KOPN8 (MLL-ENL)	20 nM
Control Cell Lines without MLL Fusions (GI_{50})	
REH	1.5 µM
U937	> 6 µM

- KO-539 is a potent and selective inhibitor of the menin-MLL interaction
- KO-539 demonstrated robust efficacy in *in vivo* models of MLL-r AML
- Tumor regressions sustained at 30 days following end of dosing period

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KURA ONCOLOGY

Anticipated Milestones PROGRAM UPDATE ESTIMATED TIMEFRAME Tipifarnib (Farnesyl Transferase Inhibitor) Additional data from Phase 2 study in HRAS mutant SCCHN 1H and 2H 2017 Data from Phase 2 study in PTCL 1H 2017 Data from Phase 2 clinical trial in lower risk MDS 2H 2017 Data from Phase 2 clinical trial in CMML 1H 2018 KO-947 (ERK Inhibitor) Initiate Phase 1 clinical trial 1H 2017 Additional translational data on KO-947 1H 2017 KO-539 (Menin-MLL Inhibitor) Additional translational data on KO-539 1H 2017 Initiate Phase 1 study 2018

Experienced Management Team Chief Executive Officer Troy Wilson, Ph.D., J.D. Chief Scientific Officer Yi Liu, Ph.D. SVP, Chemistry and Pharmaceutical Sciences Pingda Ren, Ph.D. Chief Medical Officer Antonio Gualberto, M.D., Ph.D. Chief Financial Officer Heidi Henson, CPA SVP and General Counsel Annette North, LLB

Board and Advisors BOARD OF DIRECTORS Faheem Hasnain Former President and CEO, Receptos, Inc. Robert Hoffman EVP and CFO, Innovus Pharmaceuticals, Inc. Thomas Malley Mossrock Capital Steven Stein, M.D. Chief Medical Officer, Incyte Corporation Troy Wilson, Ph.D., J.D. CEO and President, Kura Oncology, Inc. SCIENTIFIC ADVISORS Kevin Shokat, Ph.D. Professor and Chairman, Dept. Cellular & Molecular Pharmacology, UCSF Frank McCormick, Ph.D., FRS Director Emeritus of the UCSF Helen Diller Cancer Center and Professor, UCSF Neal Rosen, M.D., Ph.D. Director of the Center for Molecular Therapeutics at Memorial Sloan-Kettering Cancer Center Sir Simon Campbell, CBE, FRS Former Senior VP Worldwide Discovery & Medicinal R&D Europe at Pfizer

Why Invest in Kura Oncology? Precision Medicine Strategy in Oncology Advancing Therapeutic Pipeline Lead product candidate in multiple Phase 2 trials Encouraging clinical data in ongoing Phase 2 study of HRAS mutant squamous cell carcinomas of the head and neck (SCCHN) Potential to select indication for pivotal study in 2017 Multiple Phase 2 trials may provide additional development opportunities Preclinical programs advancing IND for KO-947 accepted; Phase 1 anticipated 1H 2017 KO-539 advancing as development candidate for menin-MLL program Solid Financials NASDAQ: KURA Shares Outstanding*: 19.0M basic, 1.2M options ($6.43 weighted avg strike price) $74.6M cash as of September 30, 2016**; resources expected to fund current operations into 2018 *Excludes 2.3M shares of common stock subject to repurchase as of Sept 30, 2016; weighted average strike price as of Sept 30, 2016 **Includes Cash, Cash Equivalents, and Short-Term Investments